UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2019

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Annual Incentive Compensation Program

On May 28, 2019, the Board of Directors (the “Board”) of Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), adopted an annual incentive compensation program (the “AICP”) for certain management employees of the Company and its subsidiaries, applicable for fiscal year 2019 and thereafter.

The AICP provides for awards of cash bonuses to eligible participants as a percentage of their base salary, which percentage depends upon the classification of the participant. The actual percentage of base salary awarded is determined by achievement of one or more of target Adjusted EBITDA on a consolidated basis, target total reportable incident rate (“TRIR”) on a consolidated basis or a business unit or operating company division basis, and target gross profit on a business unit or operating company division basis, depending upon the classification of the participant.

For the named executive officers (as such term is defined in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 22, 2019, the “Named Executive Officers”) and certain other key members of management, the total potential award has two components: (1) a percentage based upon actual Adjusted EBITDA on a consolidated basis, and (2) a percentage based upon the Company’s TRIR on a consolidated basis. If the Company achieves the maximum payment thresholds for the Adjusted EBITDA target and TRIR targets for the year ending December 31, 2019, the Company’s Named Executive Officers would earn the maximum possible bonus as follows:

Name and Principal Position	Amount
JP Roehm, President and Chief Executive Officer	$1,100,000
Andrew Layman, Chief Financial Officer	$600,000
Chris Hanson, Executive Vice President of Wind Operations	$420,000

The foregoing description of the AICP does not purport to be complete and is qualified in its entirety by reference to the full text of the ACIP, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Form of Restricted Stock Unit Award Agreements

On May 28, 2019, the Board adopted a form of Performance Based Restricted Stock Unit Award Agreement (the “Performance RSU Agreement”) and a form of Time Based Restricted Stock Unit Award Agreement (“Time Based RSU Agreement” and, together with the Performance RSU Agreement, the “Award Agreements”) to be used by the Company in making grants of restricted stock units (“RSUs”) to certain officers, directors and employees under the Company’s 2018 Equity Incentive Plan, as amended from time to time (the “Equity Plan”).

The Performance RSU Agreement provides that the number of RSUs granted thereunder that may become subject to vesting is based upon the Company’s actual Adjusted EBITDA for the applicable fiscal year relative to the Board approved Adjusted EBITDA goal. If a minimum Adjusted EBITDA target is not met, no RSUs will become subject to vesting. If the vesting thresholds are met, and depending upon the threshold, a minimum of 60%, and a maximum of 160%, of the RSUs subject to the award will become subject to vesting. After the number of RSUs that may become subject to vesting is determined, such number of RSUs will vest equally in one-third increments on each one, two and three year anniversary of the date of grant, subject to the terms of the Performance RSU Agreement.

The Time Based RSU Agreement provides that the number of RSUs granted thereunder will vest equally in one-third increments on each one, two and three year anniversary of the date of grant, subject to the terms of the Time Based RSU Agreement.

The Award Agreements provide that RSUs may not be assigned or transferred, subject to limited exceptions. Each RSU granted under an Award Agreement will be settled within 15 days of vesting. If the grantee’s employment is terminated for any reason, the unvested portion of the RSUs will be cancelled immediately. In the event of any payment of a cash dividend on the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), the grantee of an RSU will be credited with an additional number of RSUs in respect of the dividend. Each of the Award Agreements contains restrictive covenants applicable to a grantee.

The foregoing summaries of the Performance RSU Agreement and the Time Based RSU Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Performance RSU Agreement and the Time Based RSU Agreement, which are filed herewith as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Amendment and Restatement of Incentive Plan

On June 3, 2019, the shareholders of the Company approved the Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan, as amended and restated as of June 3, 2019 (the “Incentive Plan”) at the Company’s 2019 annual meeting of shareholders (the “Annual Meeting”). A description of the Incentive Plan is contained on pages 21 - 26 of the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on April 22, 2019 and incorporated herein by reference. The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Grants Made to Certain Named Executive Officers

On June 3, 2019, the Committee and the Board approved grants of RSUs to the Named Executive Officers as set forth below on terms consistent with the Performance RSU Agreement and Time Based RSU Agreement.

Name and Principal Position	Performance Based RSUs Granted	Time Based RSUs Granted
JP Roehm, President and Chief Executive Officer	188,571	125,714
Andrew Layman, Chief Financial Officer	111,429	74,286
Chris Hanson, Executive Vice President of Wind Operations	67,500	45,000

The RSUs indicated above as performance based RSUs will become subject to vesting at target level based upon the Company’s 2019 actual Adjusted EBITDA relative to the Board approved 2019 Adjusted EBITDA target, and, if the vesting conditions are met, will vest on each one, two and three year anniversary of the date of grant. The RSUs indicated above as time based RSUs will vest on each one, two and three year anniversary of the date of grant.

Item 5.07. Submission of Matters to Vote a of Security Holders.

The Company held its Annual Meeting on June 3, 2019. A total of 22,252,489 shares of the Company’s Common Stock, representing 71.3% of the total shares of Common Stock outstanding and eligible to vote were represented in person or by valid proxies at the Annual Meeting. This percentage constituted a quorum.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

Proposal 1:  The following nominees for Class II directors were elected to serve for a term expiring at the 2022 Annual Meeting by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
JP Roehm	13,746,061	805,035	1,305,459
Terence Montgomery	13,592,772	958,324	1,305,459
John Eber	14,124,808	426,288	1,305,459

Proposal 2:  The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the year ending December 31, 2019 was ratified by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
15,856,482	3	70	—

Proposal 3:  The amendment and restatement of the Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
13,507,495	1,043,116	485	1,305,459

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Annual Incentive Compensation Program
10.2	Form of Performance Based Restricted Stock Unit Award Agreement
10.3	Form of Time Based Restricted Stock Unit Award Agreement
10.4	Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan (as amended and restated as of June 3, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2019

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer